UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

(RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X]	Preliminary Information Statement

[ ]	Definitive Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

VERUS INTERNATIONAL, INC.

(Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[X]		No fee required

[ ]		Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which the transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]		Fee paid previously with preliminary materials

[ ]		Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

VERUS INTERNATIONAL, INC.

9841 Washingtonian Boulevard, Suite 390

Gaithersburg, MD 20878

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Gaithersburg, Maryland

October 13, 2020

This notice and accompanying Information Statement is furnished to the holders of shares of common stock, par value $0.000001 per share (“Common Stock”), of Verus International, Inc., a Delaware corporation (the “Company”) pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, in connection with the approval of the actions described below (collectively, the “Corporate Actions”) taken by unanimous written consent of the Board of Directors of the Company and by written consent of the holders of a majority of the voting power of the issued and outstanding capital stock of the Company:

1.	Amendment to the Company’s Certificate of Incorporation, (the “Certificate of Incorporation”) to effect a consolidation of the issued and outstanding shares of Common Stock, pursuant to which the shares of Common Stock would be combined and reclassified into one share of Common Stock at a ratio of 1-for-500 (the “Reverse Stock Split”);

2.	Approval of the Company’s 2020 Equity Incentive Plan (the “2020 Plan”) and the reservation of 750,000,000 (1,500,000 post-split) shares of Common Stock for issuance thereunder; and,

3.

Approval of Amendments to and Restatement of the Company’s Certificate of Incorporation pursuant to the Delaware General Corporation Law Section 242(a)(3) to (a) adopt Delaware General Corporation Law Section 115 to require that any or all internal corporate claims, including claims made in the right of the Company, shall be brought solely and exclusively in any or all of the courts of the State of Delaware; and, (b) revise the Certificate of Incorporation to correct and consolidate legacy disclosures, including a description of its common stock and the adoption of Section 155 of the General Delaware Corporation Law, so as to comprise one document with the Delaware Secretary of State in the future.

The purpose of this Information Statement is to notify our stockholders that on October 6, 2020, stockholders holding a majority of the voting power of our issued and outstanding shares of voting stock, executed a written consent approving the Corporate Actions. In accordance with Rule 14c-2 promulgated under the Exchange Act, the Corporate Actions will become effective no sooner than 20 days after we mail the Definitive Information Statement to our stockholders.

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The written consent that we received constitutes the only stockholder approval required for the Corporate Actions under Delaware law and the Company’s Certificate of Incorporation and Amended and Restated Bylaws. As a result, no further action by any other stockholder is required to approve the Corporate Actions and we have not and will not be soliciting your approval of the Corporate Actions. Notwithstanding, the holders of our common and preferred stock of record at the close of business on October 6, 2020, are entitled to notice of the stockholder action by written consent.

This notice and the accompanying Information Statement are being mailed to our holders of our securities of record as of October 6, 2020, on or about October 26, 2020. This notice and the accompanying Information Statement shall constitute notice to you of the action by written consent in accordance with Rule 14c-2 promulgated under the Exchange Act.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By Order of the Board of Directors,

/s/ Anshu Bhatnagar
Anshu Bhatnagar
Chairman of the Board

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VERUS INTERNATIONAL, INC.

9841 Washingtonian Boulevard, #390

Gaithersburg, MD 20878

INFORMATION STATEMENT

GENERAL INFORMATION

Verus International, Inc. (the “Company”) is a Delaware corporation with its principal executive offices located at 9841 Washingtonian Boulevard, Suite 390, Gaithersburg, MD 20878. The Company’s telephone number is (301) 329-2700. This Information Statement is being sent to the Company’s stockholders (the “Stockholders”) by the board of directors (the “Board of Directors”) to notify them about certain actions that the holders of a majority of the Company’s outstanding voting capital stock have taken by written consent, in lieu of a special meeting of the Stockholders. The action was taken on October 6, 2020, and will be effective on a date that is at least 20 days after the mailing of this Information Statement.

On October 6, 2020, the Board of Directors and the Stockholders holding a majority of the Company’s outstanding voting capital stock approved, by written consent in lieu of a meeting, the below-mentioned actions. Accordingly, neither your vote nor your consent is required and neither is being solicited in connection with the approval of the actions.

October 6, 2020 is the record date (the “Record Date”) for the determination of Stockholders who are entitled to receive this Information Statement.

This Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being furnished pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to the Stockholders of the Company to notify such Stockholders of the following action to be taken on or about October 6, 2020 (the “Corporate Actions”):

1.	Amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to effect a consolidation of the issued and outstanding shares of Common Stock, pursuant to which the shares of Common Stock are combined and reclassified into one share of Common Stock at a ratio of 1-for-500 (the “Reverse Stock Split”); and,

2.	Approval of the Company’s 2020 Equity Incentive Plan (the “2020 Plan”) and the reservation of 750,000,000 (1,500,000 post-split) shares of Common Stock for issuance thereunder; and,

3.

Amendments to and Restatement of the Company’s Certificate of Incorporation pursuant to the Delaware General Corporation Law Section 242(a)(3) to (a) adopt Delaware General Corporation Law Section 115 to require that any or all internal corporate claims, including claims made in the right of the Company, shall be brought solely and exclusively in any or all of the courts of the State of Delaware; and, (b) revise the Certificate of Incorporation to correct and consolidate legacy disclosures, including a description of its common stock and the adoption of Section 155 of the General Delaware Corporation Law, so as to comprise one document with the Delaware Secretary of State in the future.

Pursuant to Rule 14c-2 under the Exchange Act, the proposal will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the Stockholders. This Information Statement will serve as written notice to Stockholders pursuant to the Delaware General Corporation Law (“DGCL”).

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our securities held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

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ABOUT THE INFORMATION STATEMENT

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act to notify the Company’s Stockholders as of the close of business on the Record Date of the Corporate Actions taken by a majority of the Company’s Stockholders.

Stockholders holding a majority of the Company’s outstanding voting capital stock have voted in favor of the Corporate Actions as outlined in this Information Statement, which action will be effective on a date that is at least 20 days after the mailing of this Information Statement.

WHO IS ENTITLED TO NOTICE?

Each outstanding share of the Company’s voting securities on the close of business on the Record Date is entitled to notice of each matter voted on by the Stockholders. Stockholders as of the close of business on the Record Date that held the authority to cast votes in excess of fifty percent (50%) of the Company’s outstanding voting power have voted in favor of the Corporate Actions. Under the DGCL, stockholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the Stockholders.

WHAT CONSTITUTES THE VOTING SHARES OF THE COMPANY?

The voting power entitled to vote on the Corporate Actions consists of the vote of the holders of a majority of the Company’s outstanding voting securities as of the Record Date. As of the Record Date, the Company’s voting securities consisted of 4,926,087,663 shares of Common Stock, 28,944,601 shares of Series A Convertible Preferred Stock (the “Series A Preferred Stock”) and 680,801 shares of Series C Convertible Preferred Stock (the “Series C Preferred Stock”). Each share of outstanding Common Stock is entitled to 1 vote on matters submitted to the Stockholders. Each share of Series A Preferred Stock is entitled to 1 vote on matters submitted to the Stockholders. Each share of Series C Preferred Stock is entitled to cast 10,000 votes on matters submitted to the Stockholders.

WHAT CORPORATE MATTERS DID THE STOCKHOLDERS VOTE FOR, AND HOW DID THEY VOTE?

Stockholders holding a majority of our outstanding voting securities have voted in favor of the following proposals:

1.	Amendment of the Company’s Certificate of Incorporation to effect a consolidation of the issued and outstanding shares of Common Stock, pursuant to which the shares of Common Stock would be combined and reclassified into one (1) share of Common Stock for five hundred (500) shares.

2.	Approval of the Company’s 2020 Plan and the reservation of 750,000,000 (1,500,000 post-split) shares of Common Stock for issuance thereunder.

3.

Approval of Amendments to and Restatement of the Company’s Certificate of Incorporation pursuant to the Delaware General Corporation Law Section 242(a)(3) to (a) adopt Delaware General Corporation Law Section 115 to require that any or all internal corporate claims, including claims made in the right of the Company, shall be brought solely and exclusively in any or all of the courts of the State of Delaware; and, (b) revise the Certificate of Incorporation to correct and consolidate legacy disclosures, including a description of its common stock and the adoption of Section 155 of the General Delaware Corporation Law, so as to comprise one document with the Delaware Secretary of State in the future.

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WHAT VOTE IS REQUIRED TO APPROVE THE CORPORATE ACTIONS?

No further vote is required for approval of the Corporate Actions.

WHO IS PAYING THE COST OF THIS INFORMATION STATEMENT?

We will pay for preparing, printing and mailing of this Information Statement. Our costs are estimated at approximately $10,000.

OUTSTANDING VOTING SECURITIES

As of the Record Date, the Company’s authorized capital consisted of 7,625,000,000 shares of capital stock, 7,500,000,000 of which are authorized as Common Stock and 125,000,000 are authorized as preferred stock of which (i) 120,000,000 are authorized as Series A Preferred Stock and (ii) 1,000,000 are authorized as Series C Preferred Stock. As of the Record Date, 4,926,087,663 shares of Common Stock, 28,944,601 shares of Series A Preferred Stock and 680,801 shares of Series C Preferred Stock were issued and outstanding.

Each share of outstanding Common Stock is entitled to 1 vote on matters submitted to the Stockholders. Each share of Series A Preferred Stock is entitled to 1 vote on matters submitted to the Stockholders. Each share of Series C Preferred Stock is entitled to cast 10,000 votes on matters submitted to the Stockholders.

The following Stockholders voted in favor of the Corporate Actions:

Series A Preferred Stock Votes

Name	Number of Votes	Percentage of Total Votes (1)

Anshu Bhatnagar	100,000	0.34%
Monaker Group, Inc.	16,344,601	56.47%
Monaco Investment Partners, LP	12,500,000	43.19%
TOTAL	28,944,601	100.00%

(1)	Percentage based upon 28,944,601 shares of Series A Preferred Stock issued and outstanding as of the Record Date.

Series C Preferred Stock Votes

Name	Number of Votes	Percentage of Total Votes (1)

Anshu Bhatnagar	6,458,010,000	94.86%
TOTAL	6,458,010,000	94.86%

(1)	Percentage based upon 680,801 shares of Series C Preferred Stock issued and outstanding as of the Record Date.

Pursuant to Rule 14c-2 under the Exchange Act, the proposals will not be adopted until a date at least 20 days after the date on which the Definitive Information Statement on Form 14C DEF has been mailed to the Stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on November 6, 2020.

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The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Company’s securities held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

This Information Statement will serve as written notice to Stockholders pursuant to the laws of the State of Delaware.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of the Record Date:

●	by each person who is known by us to beneficially own more than 5% of our Common Stock;
●	by each of our officers and directors; and
●	by all of our officers and directors as a group.

Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power.

Amount and Nature of Beneficial Ownership
Name and Address (1)	Common Stock Ownership		Percentage of Common Stock Ownership	Series A Preferred Stock Ownership	Percentage of Series A Preferred Stock	Series C Preferred Stock Ownership	Percentage of Series C Preferred Stock	Percentage of Total Voting Power(2)
Officers and Directors:
Anshu Bhatnagar	728,557,150	(3)	12.88%	100,000	*	645,801	94.86%	54.90%
Christopher Cutchens	15,000,000	(4)	*	-	0%	-	0%	*
Michael O’Gorman	5,881,837		*	-	0%	-	0%	*
Thomas Butler Fore	5,881,837		*	-	0%	-	0%	*
All Officers and Directors as a Group (4 Persons)	755,320,824		13.36%	100,000	*	645,801	94.86%	55.13%
5% Stockholders:
Monaker Group, Inc (5)(6)	54,887,546		1.11%	16,344,601	56.47%	-	0%	*
Monaco Investment Partners, LP (7)	9,587,302		*	12,500,000	43.19%	-	0%	*
Donald P. Monaco (8)	9,587,302		*	12,500,000	43.19%	20,000	2.94%	1.89%
ARJ Consulting, LLC (9)	480,000,000	(10)	8.88%	-	0%	-	0%	0%
Andrew Garnock	480,000,000	(11)	8.88%	-	0%	-	0%	0%

* Less than one percent.

(1) Unless otherwise indicated, the address of the stockholder is c/o Verus International, Inc., 9841 Washingtonian Blvd, Suite 390, Gaithersburg, MD 20878.

(2) Holders of our Common Stock are entitled to 1 vote per share, holders of our Series A Convertible Preferred Stock are entitled to 1 votes per share and holders of our Series C Preferred Stock are entitled to 10,000 votes per share. Accordingly, as of the Record Date, holders of our Common Stock are entitled to 4,926,087,663 votes, holders of our Series A Preferred Stock are entitled to 28,944,601 votes and holders of our Series C Preferred Stock are entitled to 6,808,010,000 votes.

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(3) Includes 728,557,150 shares of Common Stock issuable upon exercise of warrants.

(4) Excludes 15,000,000 shares of common stock which vests in two equal installments on June 1, 2021 and June 1, 2022.

(5) William Kerby is the Chief Executive Officer of Monaker Group, Inc, and in such capacity has voting and dispositive power over the securities held by such entity.

(6) Share amounts are pursuant to Monaker Group, Inc.’s Quarterly Report on Form 10-Q for the quarter ended May 31, 2020.

(7) Donald P. Monaco is the Managing Partner of Monaco Investment Partners, LP, and in such capacity has voting and dispositive power over the securities held by such entity.

(8) Share amounts include 9,587,302 shares of Common Stock and 12,500,000 shares of Series A Preferred Stock held by Monaco Investment Partners, LP and 20,000 shares of Series C Preferred Stock held by Monaco Investment Partners II, LP. Donald P. Monaco is the Managing Partner of Monaco Investment Partners, LP, and Monaco Investment Partners II, LP, and in such capacity has voting and dispositive power over the securities held by each entity.

(9) Andrew Garnock is the Sole Member and Sole Manager of ARJ Consulting, LLC (“ARJ”) and in such capacity has voting and dispositive power over the securities held by such entity.

(10) Includes 480,000,000 shares of Common Stock issuable upon exercise of warrants. Does not exclude any shares of Common Stock issuable upon exercise of warrants which contain an ownership limitation such that the holder may not convert any of such securities to the extent that such conversion would result in the holder’s beneficial ownership being in excess of 9.99% of the Company’s issued and outstanding Common Stock together with all shares owned by the holder and its affiliates.

(11) Includes 480,000,000 shares of common stock issuable upon exercise of warrants issued in favor of ARJ. Excludes 146,068 shares owned by Andrew Garnock’s spouse which his spouse has sole voting and dispositive power over. Andrew Garnock is the Sole Member and Sole Manager of ARJ and in such capacity has voting and dispositive power over the securities held by such entity.

PROPOSAL 1:

GRANT OF AUTHORITY FOR A REVERSE SPLIT OF

THE COMPANY’S COMMON STOCK

On October 6, 2020, the Board of Directors of the Company adopted resolutions to effect a Reverse Stock Split of the Company’s issued and outstanding Common Stock, as described below. The Stockholders approved the Reverse Stock Split by written consent in lieu of a meeting on October 6, 2020.

The form of Certificate of Amendment to be filed with the Delaware Secretary of State is set forth as Appendix A to this Information Statement.

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Approval of the proposal permits the Company to effect a Reverse Stock Split of our issued and outstanding Common Stock by a ratio of 1-for-500. In determining the ratio of the Reverse Stock Split, our Board of Directors considered, among other things, factors such as:

●	the initial or continuing listing requirements of various stock exchanges;
●	the historical trading price and trading volume of our Common Stock;
●	the number of shares of our Common Stock issued and outstanding;
●	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock; and
●	prevailing general market and economic conditions.

The Company shall pay stockholders the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined. The amendment to our Certificate of Incorporation to effect a Reverse Stock Split, if any, will include only the reverse split ratio determined by our Board of Directors to be in the best interests of our stockholders and all of the other proposed amendments at different ratios will be abandoned.

Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

The Company’s primary reasons for approving the Reverse Stock Split are to make the Common Stock more attractive to a broader range of institutional and other investors; allow the Company to uplist to a national securities exchange; and, to decrease the Company’s Delaware annual franchise tax which may be calculated based upon the number of issued shares.

Reducing the number of issued shares of Common Stock should, absent other factors, increase the per share market price of the Common Stock. The Company believes the Reverse Stock Split will make its Common Stock more attractive to a broader range of investors, as it believes that the current market price of the Common Stock may prevent certain institutional investors, professional investors and other members of the investing public from purchasing stock. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Furthermore, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. The Company believes that a Reverse Stock Split will make the Common Stock a more attractive and cost effective investment for many investors, which in turn would enhance the liquidity of the holders of Common Stock. The Board also believes that a Reverse Stock Split may facilitate the future uplisting of our Common Stock to a national securities exchange; however, no assurance can be given that our Common Stock will be uplisted to a national securities exchange.

Reducing the number of outstanding shares of our Common Stock through a Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Split will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split, or that the market price of our Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our Common Stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

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In addition, as a Delaware corporation, we are required to pay an annual Delaware franchise tax which is calculated based upon several variables, including a company’s number of total outstanding shares as compared to the company’s number of authorized shares of capital stock. We believe that a decrease in the number of outstanding shares as a result of a Reverse Stock Split may decrease our annual Delaware franchise tax liability; however, no assurance can be given that the decrease in outstanding shares will decrease our annual Delaware franchise tax liability.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split will be effective upon the filing, or such later time as specified in the filing (the “Effective Time”), of a Certificate of Amendment to our Certificate of Incorporation with the Delaware Secretary of State. The form of the Certificate of Amendment to our Certificate of Incorporation is attached hereto as Appendix A.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Based on the ratio for the Reverse Stock Split, 500 shares of existing Common Stock will be combined into 1 new share of Common Stock. Based on 4,926,087,663 shares of Common Stock issued as of the Record Date, immediately following the Reverse Stock Split the Company would have 9,852,175 shares of Common Stock issued and outstanding.

The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” record holders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will receive the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Effective Time, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described herein. After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act. Unless we simultaneously list our Common Stock on an exchange, bid and ask prices for our Common Stock will continue to be quoted on the OTCQB tier of the OTC Markets under the symbol “VRUS.” The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” as described by Rule 13e-3 under the Exchange Act.

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After the effective time of the Reverse Stock Split, the post-split market price of our Common Stock may be less than the pre-split price multiplied by the Reverse Stock Split ratio. In addition, a reduction in number of shares issued may impair the liquidity for our Common Stock, which may reduce the value of our Common Stock.

Authorized Shares of Common Stock

The Reverse Stock Split will not change the number of authorized shares of the Company’s Common Stock under the Company’s Certificate of Incorporation. Because the number of issued and outstanding shares of Common Stock will decrease, the number of shares of Common Stock remaining available for issuance will increase. Currently, under our Certificate of Incorporation, our authorized capital stock consists of 7,500,000,000 shares of Common Stock. The Company intends to use its authorized but unissued shares of Common Stock to comply with conversions pursuant to its outstanding convertible notes and preferred stock together with the exercises of its outstanding warrants. In addition, the Company may use its authorized but unissued shares of Common Stock for future financings, investment opportunities, acquisitions, or other distributions and stock splits (including splits effected through the declaration of stock dividends).

By increasing the number of authorized but unissued shares of Common Stock, the Reverse Stock Split may, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such additional authorized but unissued shares to be issued to holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company or its stockholders. The Reverse Stock Split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts the Reverse Stock Split may limit the opportunity for the Company’s stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The Reverse Stock Split may have the effect of permitting the Company’s current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that the Company’s stockholders may wish to make if they are dissatisfied with the conduct of the Company’s business. However, the Board of Directors is not aware of any attempt to take control of the Company and the Board of Directors has not approved the Reverse Stock Split with the intent that it be utilized as a type of anti-takeover device.

Beneficial Holders of Common Stock (i.e. stockholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing a Reverse Stock Split. Stockholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

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Registered “Book-Entry” Holders of Common Stock (i.e. stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split Common Stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by our transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split Common Stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of Common Stock that they are entitled as a result of the Reverse Stock Split, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split Common Stock to which these stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

The Company expects that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. No service charges will be payable by holders of shares of Common Stock in connection with the exchange of certificates. All of such expenses will be borne by the Company.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

The Company does not currently intend to issue fractional shares in connection with the Reverse Stock Split. Therefore, the Company does not expect to issue certificates representing fractional shares. The Board of Directors will arrange for the disposition of fractional interests by stockholders entitled thereto by paying, in cash, the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined.

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If the Board of Directors determines to pay, in cash, the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, stockholders who would otherwise hold fractional shares because the number of shares of Common Stock they hold before the Reverse Stock Split is not evenly divisible by the ratio ultimately selected by the Board of Directors will be entitled to receive cash (without interest or deduction) in lieu of such fractional shares from either: (i) the Company, upon receipt by the transfer agent of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, upon due surrender of any certificate previously representing a fractional share, in an amount equal to such holder’s fractional share based upon the volume weighted average price of the Common Stock as reported on the OTCQB, or other principal market of the Common Stock, as applicable, as of the date the Reverse Stock Split is effected; or (ii) the transfer agent, upon receipt by the transfer agent of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, the surrender of all Old Certificate(s), in an amount equal to the proceeds attributable to the sale of such fractional shares following the aggregation and sale by the transfer agent of all fractional shares otherwise issuable. If the Board of Directors determines to dispose of fractional interests pursuant to clause (ii) above, the Company expects that the transfer agent would conduct the sale in an orderly fashion at a reasonable pace and that it may take several days to sell all of the aggregated fractional shares of Common Stock. In this event, such holders would be entitled to an amount equal to their pro rata share of the proceeds of such sale. The Company will be responsible for any brokerage fees or commissions related to the transfer agent’s open market sales of shares that would otherwise be fractional shares.

The ownership of a fractional share interest following the Reverse Stock Split will not give the holder any voting, dividend or other rights, except the right to receive the cash payment, as described above.

Stockholders should be aware that, under the escheat laws of various jurisdictions, sums due for fractional interests that are not timely claimed after the effective time of the Reverse Stock Split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by the Company or the transfer agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, if applicable, stockholders otherwise entitled to receive such funds, but who do not receive them due to, for example, their failure to timely comply with the transfer agent’s instructions, will have to seek to obtain such funds directly from the state to which they were paid.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Based upon the Reverse Stock Split ratio determined by the Board of Directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Stock Split ratio determined by the Board of Directors, subject to our treatment of fractional shares.

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Accounting Matters

The proposed amendment to the Company’s Certificate of Incorporation will not affect the par value of our Common Stock per share, which will remain $0.000001 par value per share. As a result, as of the Effective Time, the stated capital attributable to Common Stock and the additional paid-in capital account on our balance sheet, on aggregate, will not change due to the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Stock Split ratio determined by the Board of Directors, subject to our treatment of fractional shares.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common Stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Common Stock (a “U.S. holder”). A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person. An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder. This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our Common Stock as “capital assets” (generally, property held for investment).

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of any Reverse Stock Split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

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PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. Holders

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, a stockholder generally will not recognize gain or loss on the Reverse Stock Split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-Reverse Stock Split shares. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefore (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. A holder of the pre-split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by us as a result of the Reverse Stock Split.

No Appraisal Rights

Under Delaware law and our charter documents, holders of our Common Stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split.

PROPOSAL 2:

APPROVAL OF THE COMPANY’S 2020 EQUITY INCENTIVE PLAN AND THE RESERVATION OF 750,000,000 (1,500,000 POST-SPLIT) SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER

Summary

The Company’s 2020 Equity Incentive Plan was adopted by the Board on October 6, 2020 and by the Stockholders on October 6, 2020. The 2020 Plan shall permit us to issue equity awards to selected key service providers in order to motivate and retain such persons and to further align their interests with our stockholders.

Having an adequate number of shares available for future equity compensation grants is necessary to promote our long-term success and the creation of stockholder value by:

●	Enabling us to continue to attract and retain the services of key service providers who would be eligible to receive grants;
●	Aligning participants’ interests with stockholders’ interests through incentives that are based upon the performance of our Common Stock;
●	Motivating participants, through equity incentive awards, to achieve long-term growth in the Company’s business, in addition to short-term financial performance; and,
●	Providing a long-term equity incentive program that is competitive as compared to other companies with whom we compete for talent.

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The 2020 Plan will permit the discretionary award of incentive stock options (“ISOs”), nonstatutory stock options (“NQSOs”), restricted stock, restricted stock units (“RSUs”), stock appreciation rights (“SARs”), other equity awards and/or cash awards to selected participants. The 2020 Plan will remain in effect until the earlier of (i) October 31, 2030 and (ii) the date upon which the 2020 Plan is terminated pursuant to its terms, and in any event subject to the maximum share limit of the 2020 Plan.

On October 6, 2020, our Board adopted the 2020 Plan and the reservation of 750,000,000 (1,500,000 post-split) shares of Common Stock for issuance thereunder. The number of shares available for issuance under the 2020 Plan constitutes approximately 15% of our post-split issued and outstanding shares of Common Stock as of the Record Date.

When approving the reservation of 750,000,000 (1,500,000 post-split) shares of common stock issuable pursuant to the 2020 Plan, the Board considered a number of factors, including those set forth below:

●	Alignment with our Stockholders. Achieving superior, long-term results for our stockholders remains one of our primary objectives. We believe that stock ownership enhances the alignment of the long-term economic interests of our employees and our stockholders.

●	Attract, Motivate and Retain Key Employees. We compete for employees in a variety of geographic and talent markets and strive to maintain compensation programs that are competitive in order to attract, motivate and retain key employees. If we are unable to grant equity as part of our total compensation strategy, our ability to attract and retain all levels of talent we need to operate our business successfully would be significantly harmed.

●	Balanced Approach to Compensation. We believe that a balanced approach to compensation - using a mix of salaries, performance-based bonus incentives and long-term equity incentives (including performance based equity) - encourages management to make decisions that favor long-term stability and profitability, rather than short-term results.

●	Burn Rate and Dilution. When deciding to adopt the 2020 Plan, the Board evaluated our projected need for equity grants over the next year, our expected burn rate of shares under the 2020 Plan and the dilutive impact of the proposed share allocation.

Set forth below is a summary of the 2020 Plan, which is qualified in its entirety by reference to the full text of the 2020 Plan, a copy of which is included as Appendix B to this Information Statement. If there is any inconsistency between the following summary of the 2020 Plan and Appendix B, the 2020 Plan shall govern.

Key Features of the 2020 Plan

Certain key features of the 2020 Plan are summarized as follows:

●	If not terminated earlier by the Board, the 2020 Plan will terminate on October 31, 2030.

Up to a maximum aggregate of750,000,000 (1,500,000 post-split) shares of Common Stock may be issued under the 2020 Plan. The maximum number of shares to be issued to the exercise of ISOs shall comply with Treasury Regulation Section 1.422-2(b). The 2020 Plan is limited to issue that number of shares exercisable for the first time by any individual during any calendar year whose aggregate fair market value does not exceed $100,000.

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●	The 2020 Plan will generally be administered by a committee comprised solely of independent members of the Board. This committee will be the compensation committee unless otherwise designated by the Board (the “Committee”). If no committee has been appointed, the full Board shall constitute the committee. The Board may designate a separate committee to make awards to employees who are not officers subject to the reporting requirements of Section 16 of the Exchange Act.

●	Employees, consultants and Board members are eligible to receive awards, provided that the Committee has the discretion to determine (i) who shall receive any awards, and (ii) the terms and conditions of such awards.

●	Awards may consist of ISOs, NQSOs, restricted stock, RSUs, SARs, other equity awards and/or cash awards.

●	Stock options and SARs may not be granted at a per share exercise price below the fair market value of a share of our Common Stock on the date of grant.

●	Stock options and SARs may not be repriced or exchanged without stockholder approval.

●	The maximum exercisable term of stock options and SARs may not exceed ten years.

●	Awards are subject to recoupment of compensation policies adopted by the Company.

Background and Purpose of the 2020 Plan. The purpose of the 2020 Plan is to promote our long-term success and the creation of stockholder value by:

●	Attracting and retaining the services of key employees who would be eligible to receive grants as selected participants;

●	Motivating selected participants through equity-based compensation that is based upon the performance of our Common Stock; and

●	Further aligning selected participants’ interests with the interests of our stockholders, through the award of equity compensation grants which increases their interest in the Company, to achieve long-term growth over short-term performance.

The 2020 Plan permits the grant of the following types of equity-based incentive awards: (1) stock options (which can be either ISOs or NQSOs), (2) SARs, (3) restricted stock, (4) RSUs, (5) other equity awards and (6) cash awards. The vesting of awards can be based on either continuous service and/or performance goals. Awards are evidenced by a written agreement between the selected participant and the Company.

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Eligibility to Receive Awards. Employees, consultants and Board members of the Company and certain of our affiliated companies are eligible to receive awards under the 2020 Plan. The Committee determines, in its discretion, the selected participants who will be granted awards under the 2020 Plan.

Shares Subject to the 2020 Plan. The maximum number of shares of Common Stock that can be issued under the 2020 Plan is 750,000,000 (1,500,000 post-split) shares. The shares underlying forfeited or terminated awards (without payment of consideration), or unexercised awards become available again for issuance under the 2020 Plan. The 2020 Plan also imposes certain share grant limits such as the limit on grants to non-employee directors described above and other limits that are intended to comply with the legal requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and which are discussed elsewhere in this proposal. No fractional shares may be issued under the 2020 Plan. No shares will be issued with respect to a participant’s award unless applicable tax withholding obligations have been satisfied by the participant.

Administration of the 2020 Plan. The 2020 Plan will be administered by the Committee. Subject to the terms of the 2020 Plan, the Committee has the sole discretion, among other things, to:

●	Select the individuals who will receive awards;

●	Determine the terms and conditions of awards (for example, performance conditions, if any, and vesting schedule);

●	Correct any defect, supply any omission, or reconcile any inconsistency in the 2020 Plan or any award agreement;

●	Accelerate the vesting, extend the post-termination exercise term or waive restrictions of any awards at any time and under such terms and conditions as it deems appropriate, subject to the limitations set forth in the 2020 Plan;

●	Permit a participant to defer compensation to be provided by an award; and

●	Interpret the provisions of the 2020 Plan and outstanding awards.

The Committee may suspend vesting, settlement, or exercise of awards pending a determination of whether a selected participant’s service should be terminated for cause (in which case outstanding awards would be forfeited). Awards may be subject to any policy that the Board may implement on the recoupment of compensation (referred to as a “clawback” policy). The members of the Board, the Committee and their delegates shall be indemnified by the Company to the maximum extent permitted by applicable law for actions taken or not taken regarding the 2020 Plan. In addition, the Committee may use the 2020 Plan to issue shares under other plans or sub-plans as may be deemed necessary or appropriate, such as to provide for participation by non-U.S. employees and those of any of our subsidiaries and affiliates.

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Types of Awards.

Stock Options. A stock option is the right to acquire shares at a fixed exercise price over a fixed period of time. The Committee will determine, among other terms and conditions, the number of shares covered by each stock option and the exercise price of the shares subject to each stock option, but such per share exercise price cannot be less than the fair market value of a share of our Common Stock on the date of grant of the stock option. The fair market value of a share of our Common Stock for the purposes of pricing our awards shall be equal to the closing price for our Common Stock as reported by the OTCQB or such other principal trading market on which our securities are traded on the date of determination. Stock options may not be repriced or exchanged without stockholder approval, and no re-load options may be granted under the 2020 Plan.

Stock options granted under the 2020 Plan may be either ISOs or NQSOs. As required by the Code and applicable regulations, ISOs are subject to various limitations not imposed on NQSOs. For example, the exercise price for any ISO granted to any employee owning more than 10% of our Common Stock may not be less than 110% of the fair market value of the Common Stock on the date of grant, and such ISO must expire no later than five years after the grant date. The aggregate fair market value (determined at the date of grant) of Common Stock subject to all ISOs held by a participant that are first exercisable in any single calendar year cannot exceed $100,000. ISOs may not be transferred other than upon death, or to a revocable trust where the participant is considered the sole beneficiary of the stock option while it is held in trust. In order to comply with Treasury Regulation Section 1.422-2(b), the 2020 Plan is limited to issue that number of shares exercisable for the first time by any individual during any calendar year whose aggregate fair market value does not exceed $100,000.

A stock option granted under the 2020 Plan generally cannot be exercised until it becomes vested. The Committee establishes the vesting schedule of each stock option at the time of grant. The maximum term for stock options granted under the 2020 Plan may not exceed ten years from the date of grant although the Committee may establish a shorter period at its discretion. The exercise price of each stock option granted under the 2020 Plan must be paid in full at the time of exercise, either with cash, or through a broker-assisted “cashless” exercise and sale program, or net exercise, or through another method approved by the Committee. The optionee must also make arrangements to pay any taxes that are required to be withheld at the time of exercise.

SARs. A SAR is the right to receive, upon exercise, an amount equal to the difference between the fair market value of the shares on the date of the SAR’s exercise and the aggregate exercise price of the shares covered by the exercised portion of the SAR. The Committee determines the terms of SARs, including the exercise price (provided that such per share exercise price cannot be less than the fair market value of a share of our Common Stock on the date of grant), the vesting and the term of the SAR. The maximum term for SARs granted under the 2020 Plan may not exceed ten years from the date of grant, subject to the discretion of the Committee to establish a shorter period. Settlement of a SAR may be in shares of Common Stock or in cash, or any combination thereof, as the Committee may determine. SARs may not be repriced or exchanged without stockholder approval.

Restricted Stock. A restricted stock award is the grant of shares of our Common Stock to a selected participant and such shares may be subject to a substantial risk of forfeiture until specific conditions or goals are met. The restricted shares may be issued with or without cash consideration being paid by the selected participant as determined by the Committee. The Committee also will determine any other terms and conditions of an award of restricted stock. In determining whether an award of restricted stock should be made, and/or the vesting schedule for any such award, the Committee may impose whatever conditions to vesting it determines to be appropriate. During the period of vesting, the participant will not be permitted to transfer the restricted shares but will generally have voting and dividend rights (subject to vesting) with respect to such shares.

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RSUs. RSUs are the right to receive an amount equal to the fair market value of the shares covered by the RSU at some future date after the grant. The Committee will determine all of the terms and conditions of an award of RSUs, including the vesting period. Upon each vesting date of an RSU, a selected participant will become entitled to receive an amount equal to the number of shares indicated in the grant notice, or, if expressed in dollar terms, the fair market value of the shares on the settlement date. Payment for vested RSUs may be in shares of Common Stock or in cash, or any combination thereof, as the Committee may determine. Settlement of vested stock units will generally occur at or around the time of vesting but the Committee may permit a participant to defer such compensation until a later point in time. Stock units represent an unfunded and unsecured obligation for us, and a holder of a stock unit has no rights other than those of a general creditor.

Other Awards. The 2020 Plan also provides that other equity awards, which derive their value from the value of our shares or from increases in the value of our shares, may be granted. In addition, cash awards may also be issued. Substitute awards may be issued under the 2020 Plan in assumption of or substitution for or exchange for awards previously granted by an entity which we (or an affiliate) acquire.

Limited Transferability of Awards. Awards granted under the 2020 Plan generally are not transferrable other than by will or by the laws of descent and distribution. However, the Committee may in its discretion permit the transfer of awards other than ISOs. Generally, where transfers are permitted, they will be permitted only by gift to a member of the selected participant’s immediate family or to a trust or other entity for the benefit of the selected participant and/or member(s) of his or her immediate family.

Termination of Employment, Death or Disability. The 2020 Plan generally determines the effect of the termination of employment on awards, which determination may be different depending on the nature of the termination, such as terminations due to cause, resignation, death, or disability and the status of the award as vested or unvested, unless the award agreement or a selected participant’s employment agreement or other agreement provides otherwise.

Dividends and Dividend Equivalents. Any dividend equivalents distributed in the form of shares under the 2020 Plan will count against the 2020 Plan’s maximum share limit. The 2020 Plan also provides that dividend equivalents will not be paid or accrue on unexercised stock options or unexercised SARs. Dividends and dividend equivalents that may be paid or accrue with respect to unvested. Awards shall be subject to the same vesting conditions as the underlying award and shall only be distributed to the extent that such vesting conditions are satisfied.

Adjustments upon Changes in Capitalization.

In the event of the following actions:

●	stock split of our outstanding shares of Common Stock;
●	stock dividend;
●	dividend payable in a form other than shares in an amount that has a material effect on the price of the shares;
●	consolidation;
●	combination or reclassification of the shares;
●	recapitalization;
●	spin-off; or
●	other similar occurrences,

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then the following shall each be equitably and proportionately adjusted by the Committee:

●	maximum number of shares that can be issued under the 2020 Plan (including the ISO share grant limit);
●	number and class of shares issued under the 2020 Plan and subject to each award;
●	exercise prices of outstanding awards; and
●	number and class of shares available for issuance under the 2020 Plan.

Change in Control. In the event that we are a party to a merger or other reorganization or similar transaction, outstanding 2020 Plan awards will be subject to the agreement pertaining to such merger or reorganization. Such agreement may provide for (i) the continuation of the outstanding awards by us if we are a surviving corporation, (ii) the assumption or substitution of the outstanding awards by the surviving entity or its parent, (iii) full exercisability and/or full vesting of outstanding awards, or (iv) cancellation of outstanding awards either with or without consideration, in all cases with or without consent of the selected participant. The Board or the Committee need not adopt the same rules for each award or selected participant.

The Committee will decide the effect of a change in control of the Company on outstanding awards. The Committee may, among other things, provide that awards will fully vest and/or be canceled upon a change in control, or fully vest upon an involuntary termination of employment following a change in control. The Committee may also include in an award agreement provisions designed to minimize potential negative income tax consequences for the participant or the Company that could be imposed under the golden parachute tax rules of Code Section 280G.

Term of the 2020 Plan. The 2020 Plan is in effect until October 31, 2030 or until earlier terminated by the Board. Outstanding awards shall continue to be governed by their terms after the termination of the 2020 Plan.

Governing Law. The 2020 Plan shall be governed by the laws of the State of Delaware (which is the state of our incorporation) except for conflict of law provisions.

Amendment and Termination of the 2020 Plan. The Board generally may amend or terminate the 2020 Plan at any time and for any reason, except that it must obtain stockholder approval of material amendments to the extent required by applicable laws, regulations or rules.

Certain Federal Income Tax Information

The following is a general summary, as of April 1, 2018, of the federal income tax consequences to us and to U.S. participants for awards granted under the 2020 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant’s death or provisions of income tax laws of any municipality, state or other country. We advise participants to consult with a tax advisor regarding the tax implications of their awards under the 2020 Plan.

Incentive Stock Options. For federal income tax purposes, the holder of an ISO has no taxable income at the time of the grant or exercise of the ISO. If such person retains the Common Stock acquired under the ISO for a period of at least two years after the stock option is granted and one year after the stock option is exercised, any gain upon the subsequent sale of the Common Stock will be taxed as a long-term capital gain. A participant who disposes of shares acquired by exercise of an ISO prior to the expiration of two years after the stock option is granted or before one year after the stock option is exercised will realize ordinary income equal to the lesser of (i) the excess of the fair market value over the exercise price of the shares on the date of exercise, or (ii) the excess of the amount realized on the disposition over the exercise price for the shares. Any additional gain or loss recognized upon any later disposition of the shares would be a short- or long-term capital gain or loss, depending on whether the shares have been held by the participant for more than one year. Utilization of losses is subject to special rules and limitations.

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Nonstatutory Stock Options. A participant who receives a nonstatutory stock option generally will not realize taxable income on the grant of such option, but will realize ordinary income at the time of exercise of the stock option equal to the difference between the option exercise price and the fair market value of the stock on the date of exercise.

Restricted Stock. A participant will generally not have taxable income upon grant of unvested restricted shares unless he or she elects to be taxed at that time pursuant to an election under Code Section 83(b). Instead, he or she will recognize ordinary income at the time(s) of vesting equal to the fair market value (on each vesting date) of the shares or cash received minus any amount paid for the shares, if any.

Stock Units. No taxable income is generally reportable when unvested stock units are granted to a participant. Upon settlement of the vested stock units, the participant will recognize ordinary income in an amount equal to the fair market value of the shares issued or payment received in connection with the vested stock units.

Stock Appreciation Rights. No taxable income is generally reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received plus the fair market value of any shares received.

Income Tax Effects for the Company. We generally will be entitled to a tax deduction in connection with an award under the 2020 Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income (for example, upon the exercise of a nonqualified stock option or vesting of restricted stock).

Internal Revenue Code Section 162(m) Deduction Limitation. Section 162(m) of the Code places a limit of $1 million on the amount of compensation that we may deduct in any one fiscal year with respect to our executive officers and other persons who are subject to Code Section 162(m). Therefore, compensation derived from 2020 Plan awards may not be fully deductible by the Company.

Internal Revenue Code Section 280G. For certain persons, if a change in control of the Company causes an award to vest or become newly payable, or if the award was granted within one year of a change in control and the value of such award or vesting or payment, when combined with all other payments in the nature of compensation contingent on such change in control, equals or exceeds the dollar limit provided in Section 280G of the Code (generally, this dollar limit is equal to three times the five-year historical average of the individual’s annual compensation received from the Company), then the entire amount exceeding the individual’s average annual compensation will be considered an excess parachute payment. The recipient of an excess parachute payment must pay a 20% excise tax on this excess amount and the Company cannot deduct the excess amount from its taxable income.

Internal Revenue Code Section 409A. Section 409A of the Code governs the federal income taxation of certain types of nonqualified deferred compensation arrangements. A violation of Section 409A of the Code generally results in an acceleration of the recognition of income of amounts intended to be deferred and the imposition of a federal excise tax of 20% on the employee over and above the income tax owed, plus possible penalties and interest. The types of arrangements covered by Section 409A of the Code are broad and may apply to certain awards available under the 2020 Plan (such as stock units). The intent is for the 2020 Plan, including any awards available thereunder, to comply with the requirements of Section 409A of the Code to the extent applicable. As required by Code Section 409A, certain nonqualified deferred compensation payments to specified employees may be delayed to the seventh month after such employee’s separation from service.

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New Plan Benefits. All 2020 Plan awards are granted at the Committee’s discretion, subject to the limitations contained in the 2020 Plan. Therefore, future benefits and amounts that will be received or allocated under the 2020 Plan are not presently determinable. As of the Record Date, the fair market value of a share of our Common Stock (as determined by the closing price quoted by the OTQCB on that date) was $0.0017.

Existing Plan Benefits. As of the Record Date, no awards have been granted under the 2020 Plan.

PROPOSAL 3:

AMENDMENTS TO THE CERTIFICATE OF INCORPORATION

Summary

The Company’s Board of Directors and a majority of its stockholders eligible to vote on October 6, 2020 adopted amendments to, and a restatement of, its current certificate of incorporation to: (a) adopt Delaware General Corporation Law Section 115 to require that any or all internal corporate claims, including claims made in the right of the Company, shall be brought solely and exclusively in any or all of the courts of the State of Delaware; and, (b) restate the Certificate of Incorporation.

Adopt Delaware General Corporation Law Section 115

The Company’s Board of Directors and stockholders beneficially owning a majority of the common stock eligible to vote adopted an amendment to the Company’s Certificate of Incorporation and By-Laws adopting Section 115 of the Delaware General Corporation Law.

Section 115 provides: “The certificate of incorporation or the bylaws may require, consistent with applicable jurisdictional requirements, that any or all internal corporate claims shall be brought solely and exclusively in any or all of the courts in this State, and no provision of the certificate of incorporation or the bylaws may prohibit bringing such claims in the courts of this State. “Internal corporate claims” means claims, including claims in the right of the corporation, (i) that are based upon a violation of a duty by a current or former director or officer or stockholder in such capacity, or (ii) as to which this title confers jurisdiction upon the Court of Chancery.”

As a result of the adoption of this amendment to the certificate of incorporation and corresponding amendment to the Company’s By-Laws, internal claims brought against the Company including, but not limited to derivative actions, can only be brought in Delaware State courts. Any forum selection clauses existing prior to the amendment are not subject to the Company’s adoption of Section 115.

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Restated Certificate of Incorporation

The Company’s Board of Directors and stockholders beneficially owning a majority of the common stock eligible to vote, adopted a restatement of the Company’s Certificate of Incorporation, The Company’s current Certificate of Incorporation contains legacy disclosures, including a description of its common stock and the adoption of Section 155 of the General Delaware Corporation Law, so as to comprise one document with the Delaware Secretary of State in the future.

COST OF INFORMATION STATEMENT

The Company is making the mailing and will bear the costs associated therewith. There will be no solicitations made. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending the Information Statement to beneficial owners of the Company’s voting securities.

STOCKHOLDER PROPOSALS

The Company’s Board of Directors has not yet determined the date on which the next annual meeting of stockholders will be held. Any proposal by a stockholder intended to be presented at the Company’s next annual meeting of stockholders must be received at the Company’s offices a reasonable amount of time prior to the date on which the information or proxy statement for that meeting is mailed to stockholders in order to be included in the Company’s information or proxy statement relating to that meeting.

DELIVERY OF INFORMATION TO A SHARED ADDRESS

If you and one or more Stockholders share the same address, it is possible that only one Information Statement was delivered to your address. Any registered stockholder who wishes to receive a separate copy of the Information Statement at the same address now or in the future may mail a request to receive separate copies to the Company at 9841 Washingtonian Boulevard, Suite 390, Gaithersburg, MD 20878, Attn: CEO, or call the Company at (301) 329-2700 and we will promptly deliver the Information Statement to you upon your request. Stockholders who received multiple copies of this Information Statement at a shared address and who wish to receive a single copy may direct their request to the same address.

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FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can identify our forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions. The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements. You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

WHERE YOU CAN FIND MORE INFORMATION ABOUT THE COMPANY

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials that the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website that contains information we file electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates.

By Order of the Board of Directors

/s/ Anshu Bhatnagar
Anshu Bhatnagar
Chief Executive Officer and Chairman of the Board

Gaithersburg, MD
October 13, 2020

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APPENDIX A

Certificate of Amendment

of

Amended and Restated Certificate of Incorporation

of

Verus International, Inc.

Under Section 242 of the Delaware General Corporation Law

Verus International, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) hereby certifies as follows:

FIRST: The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by adding the following to the end of Article IV:

ARTICLE IV

“Effective as of [ ] a.m./p.m., local time on [ ], 2020 (the “Amendment Effective Time”), every five hundred (500) shares of the Company’s Common Stock (the “Old Common Stock”) then issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined, converted and changed into one (1) share of Common Stock of the Company (the “Reverse Stock Split”). No fractional shares shall be issued upon the Reverse Stock Split. If the Reverse Stock Split would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any such fractional share, pay an amount in cash, without interest, equal to the fair value of such fractional interest.”

SECOND: The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have signed this Certificate this __ day of ________, 2020

Anshu Bhatnagar, CEO

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APPENDIX B

VERUS INTERNATIONAL, INC.

2020 EQUITY INCENTIVE PLAN

EFFECTIVE AS OF OCTOBER 6, 2020

SECTION 1. INTRODUCTION.

The Company’s Board of Directors adopted the Verus International, Inc. 2020 Equity Incentive Plan effective as of the Adoption Date subject to obtaining Company stockholder approval as provided in Section 15 below.

The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by offering Key Employees an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, and to encourage such Key Employees to continue to provide services to the Company and to attract new individuals with outstanding qualifications.

The Plan seeks to achieve this purpose by providing for Awards in the form of Options (which may constitute Incentive Stock Options or Nonstatutory Stock Options), Stock Appreciation Rights, Restricted Stock Grants, Stock Units, Other Equity Awards and/or Cash Awards.

Capitalized terms shall have the meaning provided in Section 2 unless otherwise provided in this Plan or any related Award Agreement.

SECTION 2. DEFINITIONS. If a Participant’s employment agreement or Award Agreement (or other written agreement executed by and between Participant and the Company) expressly includes defined terms that expressly are different from and/or conflict with the defined terms contained in this Plan then the defined terms contained in the employment agreement or Award Agreement (or other written agreement executed by and between Participant and the Company) shall govern and shall supersede the definitions provided in this Plan.

(a) “Adoption Date” means October 6, 2020.

(b) “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

(c) “Award” means any award of an Option, SAR, Restricted Stock Grant, Stock Unit, Other Equity Award or Cash Award under the Plan.

(d) “Award Agreement” means an agreement between the Company and a Participant evidencing the award of an Option, SAR, Restricted Stock Grant, Stock Unit, Other Equity Award or Cash Award as applicable.

(e) “Board” means the Board of Directors of the Company, as constituted from time to time.

(f) “Cash Award” means, a cash incentive opportunity awarded under this Plan and which is (i) payable only in cash and is (ii) not an Option, SAR, Restricted Stock Grant, Stock Unit or Other Equity Award.

(g) “Cashless Exercise” means, to the extent that a Stock Option Agreement so provides and as permitted by applicable law and in accordance with any procedures established by the Committee, an arrangement whereby payment of some or all of the aggregate Exercise Price may be made all or in part by delivery of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company. Cashless Exercise may also be utilized to satisfy an Option’s tax withholding obligations as provided in Section 14(b).

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(h) “Cause” means, with respect to a Participant, the occurrence of any of the following: (i) a conviction of a Participant for a felony crime or the failure of a Participant to contest prosecution for a felony crime, or (ii) a Participant’s misconduct, fraud, disloyalty or dishonesty (as such terms may be defined by the Committee in its sole discretion), or (iii) any unauthorized use or disclosure of confidential information or trade secrets by a Participant, or (iv) a Participant’s negligence, malfeasance, breach of fiduciary duties, neglect of duties, or (v) any material violation by a Participant of a written Company or Subsidiary or Affiliate policy or any material breach by a Participant of a written agreement with the Company or Subsidiary or Affiliate, or (vi) any other act or omission by a Participant that, in the opinion of the Committee, could reasonably be expected to adversely affect the Company’s or a Subsidiary’s or an Affiliate’s business, financial condition, prospects and/or reputation. In each of the foregoing subclauses (i) through (vi), whether or not a “Cause” event has occurred will be determined by the Committee in its sole discretion or, in the case of Participants who are directors or Officers or Section 16 Persons, the Board, each of whose determination shall be final, conclusive and binding. A Participant’s Service shall be deemed to have terminated for Cause if, after the Participant’s Service has terminated, facts and circumstances are discovered that would have justified a termination for Cause, including, without limitation, violation of material Company policies or breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant.

(i) “Change in Control” means the occurrence of any of the following:

(i) The consummation of an acquisition, a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such acquisition, merger, consolidation or other reorganization is owned by persons who in the aggregate owned less than 20% of the Company’s combined voting power represented by the Company’s outstanding securities immediately prior to such acquisition, merger, consolidation or other reorganization;

(ii) A sale of more than fifty percent (50%) of the outstanding shares of each class of capital stock of the Company to a person, entity or group other than a person, entity or group affiliated with the Company; or

(iii) The sale, transfer or other disposition of all or substantially all of the Company’s assets to a person, entity or group other than a person, entity or group affiliated with the Company.

A transaction shall not constitute a Change in Control if: (i) its principal purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transactions; or (ii) it is an equity financing primarily for capital raising purposes. In addition, an IPO shall not constitute a Change in Control. If the timing of payments provided under an Award Agreement is based on or triggered by a Change in Control then, to extent necessary to avoid violating Code Section 409A, a Change in Control must also constitute a Change in Control Event.

(j) “Change in Control Event” has the meaning provided to such term under Code Section 409A and the applicable regulations and guidance promulgated thereunder.

(k) “Charter” means the Company’s Amended and Restated Certificate of Incorporation, as amended as may be amended from time to time.

(l) “Code” means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

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(m) “Committee” means a committee consisting of members of the Board that is appointed by the Board (as described in Section 3) to administer the Plan. If no Committee has been appointed, the full Board shall constitute the Committee.

(n) “Common Stock” means the Company’s common stock (as defined in the Charter and with the rights and obligations provided under the Charter) and any other securities into which such shares are changed, for which such shares are exchanged or which may be issued in respect thereof.

(o) “Company” means Verus International, Inc., a Delaware corporation.

(p) “Consultant” means an individual (or entity) which performs bona fide services to the Company, a Parent, a Subsidiary or an Affiliate other than as an Employee or Non-Employee Director.

(q) “Disability” means the following with respect to a Participant:

i. For all ISOs, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code;

ii. For all Awards which are considered nonqualified deferred compensation under Code Section 409A and for which payment can be made on account of the Participant’s disability, the disability of the Participant within the meaning of Section 409A of the Code; or

iii. For all other Awards, the Participant’s medically determinable physical or mental incapacitation such that for a continuous period of not less than twelve (12) months, the Participant is unable to engage in any substantial gainful activity or which can be expected to result in death.

Any question as to the existence of the Participant’s physical or mental incapacitation as to which the Participant or Participant’s representative and the Company cannot agree shall be determined in writing by a qualified independent physician selected by the Company. The physician’s determination of Disability shall be made in writing to the Company and the determination shall be final and conclusive for all purposes of the Participant’s Awards.

(r) “Employee” means any individual who is a common-law employee of the Company, or of a Parent, or of a Subsidiary or of an Affiliate.

(s) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(t) “Exercise Price” means, in the case of an Option, the amount for which a Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value in determining the amount payable to a Participant upon exercise of such SAR.

(u) “Fair Market Value” means the market price of a Share, determined by the Committee as follows:

(i) If the Shares were traded on a stock exchange (such as the New York Stock Exchange, NYSE Amex, the NASDAQ Global Market or NASDAQ Capital Market) at the time of determination, then the Fair Market Value shall be equal to the regular session closing price for such stock as reported by such exchange (or the exchange or market with the greatest volume of trading in the Shares) on the date of determination, or if there were no sales on such date, on the last date preceding such date on which a closing price was reported;

(ii) If the Shares were traded on the OTC Markets at the time of determination, then the Fair Market Value shall be equal to the last-sale price reported by the OTC Markets for such date, or if there were no sales on such date, on the last date preceding such date on which a sale was reported; and

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(iii) If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith using a reasonable application of a reasonable valuation method as the Committee deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported by the applicable exchange or the OTC Markets, as applicable, or a nationally recognized publisher of stock prices or quotations (including an electronic on-line publication). Such determination shall be conclusive and binding on all persons.

(v) “Incentive Stock Option” or “ISO” means an incentive stock option described in Code section 422.

(w) “IPO” means an initial public offering by the Company of its equity securities pursuant to an effective registration statement filed with the SEC.

(x) “Key Employee” means an Employee, Non-Employee Director or Consultant who has been selected by the Committee to receive an Award under the Plan.

(y) “Net Exercise” means, to the extent that a Stock Option Agreement so provides and as permitted by applicable law, an arrangement pursuant to which the number of Shares issued to the Optionee in connection with the Optionee’s exercise of the Option will be reduced by the Company’s retention of a portion of such Shares. Upon such a net exercise of an Option, the Optionee will receive a net number of Shares that is equal to (i) the number of Shares as to which the Option is being exercised minus (ii) the quotient (rounded down to the nearest whole number) of the aggregate Exercise Price of the Shares being exercised divided by the Fair Market Value of a Share on the Option exercise date. The number of Shares covered by clause (ii) will be retained by the Company and not delivered to the Optionee. No fractional Shares will be created as a result of a Net Exercise and the Optionee must contemporaneously pay for any portion of the aggregate Exercise Price that is not covered by the Shares retained by the Company under clause (ii). The number of Shares delivered to the Optionee may be further reduced if Net Exercise is utilized under Section 14(b) to satisfy applicable tax withholding obligations.

(z) “Non-Employee Director” means a member of the Board who is not an Employee.

(aa) “Nonstatutory Stock Option” or “NSO” means a stock option that is not an ISO.

(bb) “Officer” means an individual who is an officer of the Company within the meaning of Rule 16a-1(f) of the Exchange Act.

(cc) “Option” means an ISO or NSO granted under the Plan entitling the Optionee to purchase Shares under the Plan as provided in Section 6.

(dd) “Optionee” means an individual, estate or other entity that holds an Option.

(ee) “Other Equity Award” means an award (other than an Option, SAR, Stock Unit, Restricted Stock Grant or Cash Award) which derives its value from the value of Shares and/or from increases in the value of Shares. Settlement of Other Equity Awards may be in the form of Shares and/or cash as determined by the Committee.

(ff) “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the Adoption Date shall be considered a Parent commencing as of such date.

(gg) “Participant” means an individual or estate or other entity that holds an Award.

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(hh) “Plan” means this Verus International, Inc. 2020 Equity Incentive Plan as it may be amended from time to time.

(ii) “Re-Load Option” means a new Option or SAR that is automatically granted to a Participant as result of such Participant’s exercise of an Option or SAR.

(jj) “Re-Price” means that the Company has lowered or reduced the Exercise Price of outstanding Options and/or outstanding SARs and/or outstanding Other Equity Awards for any Participant(s) in a manner described by SEC Regulation S-K Item 402(d)(2)(viii) (or as described in any successor provision(s) or definition(s)). For avoidance of doubt, Re-Price also includes any exchange of Options or SARs for other Awards or cash.

(kk) “Restricted Stock Grant” means Shares awarded under the Plan as provided in Section 9.

(ll) “Restricted Stock Grant Agreement” means the agreement described in Section 9 evidencing each Award of a Restricted Stock Grant.

(mm) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(nn) “SAR Agreement” means the agreement described in Section 8 evidencing each Award of a Stock Appreciation Right.

(oo) “SEC” means the Securities and Exchange Commission.

(pp) “Section 16 Persons” means those Officers or directors or Non-Employee Directors or other persons who are subject to Section 16 of the Exchange Act.

(qq) “Securities Act” means the Securities Act of 1933, as amended.

(rr) “Separation From Service” means a Participant’s separation from service with the Company within the meaning of Code Section 409A.

(ss) “Service” means service as an Employee, Non-Employee Director or Consultant. Service will be deemed terminated as soon as the entity to which Service is being provided is no longer either (i) the Company, (ii) a Parent, (iii) a Subsidiary or (iv) an Affiliate. The Committee determines when Service commences and when Service terminates. The Committee may determine whether any Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in termination of Service for purposes of any affected Awards, and the Committee’s decision shall be final, conclusive and binding.

(tt) “Share” means one share of Common Stock.

(uu) “Stock Appreciation Right or SAR” means a stock appreciation right awarded under the Plan as provided in Section 8.

(vv) “Stock Option Agreement” means the agreement described in Section 6 evidencing each Award of an Option.

(ww) “Stock Unit” means a bookkeeping entry representing the equivalent of one Share awarded under the Plan as provided in Section 10.

(xx) “Stock Unit Agreement” means the agreement described in Section 10 evidencing each Award of Stock Units.

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(yy) “Stockholder Approval Date” means the date that the Company’s stockholders approve this Plan.

(zz) “Stockholders Agreement” means any applicable agreement between the Company’s stockholders and/or investors that provides certain rights and obligations for stockholders.

(aaa) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the Adoption Date shall be considered a Subsidiary commencing as of such date.

(bbb) “Termination Date” means the date on which a Participant’s Service terminates as determined by the Committee.

(ccc) “10-Percent Shareholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of section 424(d) of the Code shall be applied.

SECTION 3. ADMINISTRATION.

(a) Committee Composition. A Committee appointed by the Board shall administer the Plan. The Board shall designate one of the members of the Committee as chairperson. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

Effective with the Shares being publicly traded or the Company being subject to the reporting requirements of the Exchange Act, with respect to Awards to Section 16 Persons, the Committee shall consist either (i) solely of two or more individuals who satisfy the requirements of Rule 16b-3 (or its successor) under the Exchange Act or (ii) of the full Board. The Board may also appoint one or more separate committees of the Board, each composed of directors of the Company who need not qualify under Rule 16b-3, who may administer the Plan with respect to Key Employees who are not Section 16 Persons, may grant Awards under the Plan to such Key Employees and may determine all terms of such Awards. To the extent permitted by applicable law, the Board may also appoint a committee, composed of one or more Officers of the Company, that may authorize Awards to Employees (who are not Section 16 Persons) within parameters specified by the Board and consistent with any limitations imposed by applicable law.

(b) Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. Such actions shall include without limitation:

(i) selecting Key Employees who are to receive Awards under the Plan;

(ii) determining the type, number, vesting requirements, performance conditions (if any) and their degree of satisfaction, and other features and conditions of such Awards and amending such Awards;

(iii) correcting any defect, supplying any omission, or reconciling or clarifying any inconsistency in the Plan or any Award Agreement;

(iv) accelerating the vesting, or extending the post-termination exercise term, or waiving restrictions, of Awards at any time and under such terms and conditions as it deems appropriate;

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(v) interpreting the Plan and any Award Agreements;

(vi) making all other decisions relating to the operation of the Plan; and

(vii) granting Awards to Key Employees who are foreign nationals on such terms and conditions different from those specified in the Plan, which may be necessary or desirable to foster and promote achievement of the purposes of the Plan, and adopting such modifications, procedures, and/or subplans (with any such subplans attached as appendices to the Plan) and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, or to meet the requirements that permit the Plan to operate in a qualified or tax efficient manner, and/or comply with applicable foreign laws or regulations.

The Committee may adopt such rules or guidelines, as it deems appropriate to implement the Plan. The Committee’s determinations under the Plan shall be final, conclusive and binding on all persons. The Committee’s decisions and determinations need not be uniform and may be made selectively among Participants in the Committee’s sole discretion. The Committee’s decisions and determinations will be afforded the maximum deference provided by applicable law.

(c) Indemnification. To the maximum extent permitted by applicable law, each member of the Committee, or of the Board, or any persons (including without limitation Employees and Officers) who are delegated by the Board or Committee to perform administrative functions in connection with the Plan, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (ii) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Bylaws or Charter, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

SECTION 4. GENERAL.

(a) Eligibility. Only Employees, Non-Employee Directors and Consultants shall be eligible for designation as Key Employees by the Committee.

(b) Incentive Stock Options. Only Key Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Key Employee who is a 10-Percent Shareholder shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(5) of the Code are satisfied. If and to the extent that any Shares are issued under a portion of any Option that exceeds the $100,000 limitation of Section 422 of the Code, such Shares shall not be treated as issued under an ISO notwithstanding any designation otherwise. Certain decisions, amendments, interpretations and actions by the Committee and certain actions by a Participant may cause an Option to cease to qualify as an ISO pursuant to the Code and by accepting an Option the Participant agrees in advance to such disqualifying action taken by either the Participant, the Committee or the Company.

(c) Restrictions on Shares. Any Shares issued pursuant to an Award shall be subject to such Company policies, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall apply in addition to any restrictions that may apply to holders of Shares generally and shall also comply to the extent necessary with applicable law. In no event shall the Company be required to issue fractional Shares under this Plan.

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(d) Beneficiaries. A Participant may designate one or more beneficiaries with respect to an Award by timely filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Participant’s death. If no beneficiary was designated or if no designated beneficiary survives the Participant, then after a Participant’s death any vested Award(s) shall be transferred or distributed to the Participant’s estate.

(e) Performance Conditions. The Committee may, in its discretion, include performance conditions in any Award.

(f) Stockholder Rights. A Participant, or a transferee of a Participant, shall have no rights as a stockholder (including without limitation voting rights or dividend or distribution rights) with respect to any Common Stock covered by an Award until such person becomes entitled to receive such Common Stock, has satisfied any applicable withholding or tax obligations relating to the Award and the Common Stock has been issued to the Participant. No adjustment shall be made for cash or stock dividends or other rights for which the record date is prior to the date when such Common Stock is issued, except as expressly provided in Section 11. The issuance of an Award may be subject to and conditioned upon the Participant’s agreement to become a party to a Stockholders Agreement and be bound by its terms.

(g) Buyout of Awards. The Committee may at any time offer to buy out, for a payment in cash or cash equivalents (including without limitation Shares issued at Fair Market Value that may or may not be issued under this Plan), an Award previously granted based upon such terms and conditions as the Committee shall establish.

(h) Termination of Service. Unless the applicable Award Agreement or employment agreement provides otherwise (and in such case, the Award Agreement or employment agreement shall govern as to the consequences of a termination of Service for such Awards), the following rules shall govern the vesting, exercisability and term of outstanding Awards held by a Participant in the event of termination of such Participant’s Service (in all cases subject to the term of the Option or SAR or Other Equity Award as applicable):

(i) if the Service of a Participant is terminated for Cause, then all Options, Cash Awards, Other Equity Awards, SARs, unvested portions of Stock Units and unvested portions of Restricted Stock Grants shall terminate and be forfeited immediately without consideration as of the Termination Date (except for repayment of any amounts the Participant had paid to the Company to acquire unvested Shares underlying the forfeited Awards);

(ii) if the Service of Participant is terminated due to the Participant’s death or Disability, then the vested portion of his/her then-outstanding Options/SARs/Other Equity Awards may be exercised by such Participant or his or her personal representative within six months after the Termination Date and all unvested portions of any outstanding Awards shall be forfeited without consideration as of the Termination Date (except for repayment of any amounts the Participant had paid to the Company to acquire unvested Shares underlying the forfeited Awards); and

(iii) if the Service of Participant is terminated for any reason other than for Cause or other than due to death or Disability, then the vested portion of his/her then-outstanding Options/SARs/Other Equity Awards may be exercised by such Participant within three months after the Termination Date and all unvested portions of any outstanding Awards shall be forfeited without consideration as of the Termination Date (except for repayment of any amounts the Participant had paid to the Company to acquire unvested Shares underlying the forfeited Awards).

(i) Intentionally Omitted.

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(j) Suspension or Termination of Awards. To the extent provided in an Award Agreement, if at any time (including after a notice of exercise has been delivered) the Committee (or the Board), reasonably believes that a Participant has committed an act of Cause (which includes a failure to act), the Committee (or Board) may suspend the Participant’s right to exercise any Option or SAR (or vesting of Restricted Stock Grants or Stock Units) pending a determination of whether there was in fact an act of Cause. To the extent provided in an Award Agreement, if the Committee (or the Board) determines a Participant has committed an act of Cause, neither the Participant nor his or her estate shall be entitled to exercise the outstanding Option or SAR whatsoever and the Participant’s outstanding Awards shall then terminate without consideration. Any determination by the Committee (or the Board) with respect to the foregoing shall be final, conclusive and binding on all interested parties.

(k) Code Section 409A. Notwithstanding anything in the Plan to the contrary, the Plan and Awards granted hereunder are intended to comply with the requirements of Code Section 409A and shall be interpreted in a manner consistent with such intention. In the event that any provision of the Plan or an Award Agreement is determined by the Committee to not comply with the applicable requirements of Code Section 409A or the Treasury Regulations or other guidance issued thereunder, the Committee shall have the authority to take such actions and to make such changes to the Plan or an Award Agreement as the Committee deems necessary to comply with such requirements (including without limitation, after the grant date of an Award, increasing the Exercise Price to equal what was the Fair Market Value on the grant date of the Award). Each payment to a Participant made pursuant to this Plan shall be considered a separate payment and not one of a series of payments for purposes of Code Section 409A. Notwithstanding the foregoing or anything elsewhere in the Plan or an Award Agreement to the contrary, if upon a Participant’s Separation From Service he/she is then a “specified employee” (as defined in Code Section 409A), then solely to the extent necessary to comply with Code Section 409A and avoid the imposition of taxes under Code Section 409A, the Company shall defer payment of “nonqualified deferred compensation” subject to Code Section 409A payable as a result of and within six (6) months following such Separation From Service under this Plan until the earlier of (i) the first (1st) business day of the seventh (7th) month following the Participant’s Separation From Service, or (ii) ten (10) days after the Company receives written confirmation of the Participant’s death. Any such delayed payments shall be made without interest. While it is intended that all payments and benefits provided under this Plan will be exempt from or comply with Code Section 409A, the Company makes no representation or covenant to ensure that the Awards and payments under this Plan are exempt from or compliant with Code Section 409A. The Company will have no liability to any Participant or any other party if a payment or benefit under this Plan or any Award is challenged by any taxing authority or is ultimately determined not to be exempt or compliant. Each Participant further understands and agrees that each Participant will be entirely responsible for any and all taxes on any benefits payable to the Participant as a result of this Plan or any Award. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on a Participant by Code Section 409A or for any damages for failing to comply with Code Section 409A.

(l) Electronic Communications. Subject to compliance with applicable law and/or regulations, an Award Agreement or other documentation or notices relating to the Plan and/or Awards may be communicated to Participants by electronic media.

(m) Unfunded Plan. Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are granted Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Company or the Committee be deemed to be a trustee of stock or cash to be awarded under the Plan.

(n) Liability of Company Plan. The Company (or members of the Board or Committee) shall not be liable to a Participant or other persons as to: (i) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and (ii) any unexpected or adverse tax consequence or any tax consequence expected, but not realized, by any Participant or other person due to the grant, receipt, exercise or settlement of any Award granted under this Plan.

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(o) Reformation. In the event any provision of this Plan shall be held illegal or invalid for any reason, such provisions will be reformed by the Board if possible and to the extent needed in order to be held legal and valid. If it is not possible to reform the illegal or invalid provisions then the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(p) Successor Provision. Any reference to a statute, rule or regulation, or to a section of a statute, rule or regulation, is a reference to that statute, rule, regulation, or section as amended from time to time, both before and after the Adoption Date and including any successor provisions.

(q) Governing Law. This Plan, and (unless otherwise provided in the Award Agreement) all Awards, shall be construed in accordance with and governed by the laws of the State of Delaware, but without regard to its conflict of law provisions. The Committee may provide that any dispute as to any Award shall be presented and determined in such forum as the Committee may specify, including through binding arbitration. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Delaware to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

(r) No Re-Pricing of Options or SARs or Other Equity Awards or Award of Re-Load Options.

Notwithstanding anything to the contrary, (i) outstanding Options or SARs or Other Equity Awards may not be Re-Priced and (ii) Re-Load Options may not be awarded, in each case without the approval of Company stockholders. Moreover, any amendment to the Plan or any Award Agreement that results in the Re-Pricing of an Option or SAR or Other Equity Award issued under the Plan shall not be effective without prior approval of the stockholders of the Company. For this purpose, repricing includes a reduction in the Exercise Price of an Option or a SAR or the cancellation of an Option or SAR in exchange for cash, Options or SARs or Other Equity Award with an Exercise Price less than the Exercise Price of the cancelled Option or SAR, other Awards under the Plan or any other consideration provided by the Company.

(s) Other Awards. The Committee may in its discretion issue Other Equity Awards and/or Cash Awards to Key Employees. The terms and conditions of any such Awards shall be evidenced by an Award Agreement between the Participant and the Company.

(t) Intentionally Omitted.

(u) Deferral Elections. The Committee may permit a Participant to elect to defer his or her receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise, earn out or vesting of an Award made under the Plan. If any such election is permitted, the Committee shall establish rules and procedures for such payment deferrals, including the possible (a) payment or crediting of reasonable interest on such deferred amounts credited in cash, and (b) the payment or crediting of dividend equivalents in respect of deferrals credited in units of Common Stock. The Company and the Committee shall not be responsible to any person in the event that the payment deferral does not result in deferral of income for tax purposes.

(v) Payment of Non-Employee Director Cash Fees with Equity Awards. If the Board affirmatively decides to authorize such a process, each Non-Employee Director may elect to receive a Restricted Stock Grant (or Stock Units or Other Equity Awards) issued under the Plan in lieu of payment of all or a portion of his or her annual cash retainer and/or any other cash fees including without limitation meeting fees, committee service fees and participation fees. Any such elections made by a Non-Employee Director shall be effected no later than the time permitted by applicable law and in accordance with the Company’s insider trading policies and/or other policies. The aggregate grant date fair market value of any Restricted Stock Grants or Stock Units or Other Equity Awards issued pursuant to this Section 4(v) is intended to be equivalent to the value of the foregone cash fees. Any cash fees not elected to be received as a Restricted Stock Grant or Stock Units or Other Equity Awards shall be payable in cash in accordance with the Company’s standard payment procedures. The Board in its discretion shall determine the terms, conditions and procedures for implementing this Section 4(v) and may also modify or terminate its operation at any time.

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SECTION 5. SHARES SUBJECT TO PLAN AND SHARE LIMITS.

Basic Limitations. The Common Stock issuable under the Plan shall be authorized but unissued Shares or treasury Shares. Subject to adjustment as provided in Section 11, the maximum aggregate number of Shares that may be issued:

(A) under the Plan shall not exceed 2,000,000 post-split Shares (the “Share Limit”); and

(B) pursuant to the exercise of ISOs granted under this Plan shall not exceed 200,000 Shares (the “ISO Limit”).

Share Accounting. This Section 5(b) describes the Share accounting process for Awards issued under the Plan with respect to the Share Limit and ISO Limit.

(i) There shall be counted against the numerical limitations in Section 5(a) the gross number of Shares subject to issuance upon exercise or used for determining payment or settlement of Awards. The below clauses (ii), (iii), (iv), (v) and (vi) of this Section 5(b) seek to clarify the intent of the foregoing sentence. The Shares issued (or settled) under an Award will be counted against the Share Limit (and ISO Limit if the Award is an ISO) at the time(s) of exercise or settlement of the Award. For avoidance of doubt, Shares that are withheld as payment for the Award’s Exercise Price or applicable withholding taxes shall be counted against the Share Limit (and ISO Limit if the Award is an ISO).

(ii) For avoidance of doubt, each Share issued (or settled or exercised) under any Award shall be counted against the Share Limit as one Share.

(iii) For avoidance of doubt, whether or not a SAR is settled with any Shares, the gross number of Shares subject to the exercise and which are used for determining the benefit payable under such SAR shall be counted against the Share Limit, regardless of the number of Shares actually used to settle the SAR upon such exercise.

(iv) For avoidance of doubt, to the extent an Option is exercised via a Cashless Exercise or Net Exercise or is not otherwise fully settled with Shares, then the gross number of Shares subject to the exercise and which are used for determining the benefit payable under such Option shall be counted against the Share Limit (and shall also count against the ISO Limit if the Option being exercised is an ISO), regardless of the number of Shares actually issued to the Participant upon such exercise.

(v) If any portion of an Award is forfeited, terminated without consideration, or expires unexercised, (collectively, “Forfeited Shares”), the gross number of such Forfeited Shares shall again be available for Awards under the Plan and shall not be counted against the Share Limit or ISO Limit.

(v) For avoidance of doubt, if any Awards are settled or paid in cash in lieu of stock and/or are exchanged for other Awards (collectively, “Settled Shares”), the gross number of such Settled Shares shall be counted against the Share Limit (and ISO Limit if the Award is an ISO).

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Substitute Awards. Any Substitute Awards including without limitation any Shares that are delivered and any Awards that are granted by, or become obligations of, the Company, as a result of the assumption by the Company of, or in substitution for, outstanding awards previously granted by another entity (as provided below) shall not be counted toward the Share Limit or ISO Limit. Substitute Awards shall not count toward the Share Limit, nor shall Shares subject to a Substitute Award again be available for Awards under the Plan as provided in Section 5(b) above. Additionally, in the event that a company acquired by the Company or any Parent or any Subsidiary or any Affiliate or with which the Company or any Parent or any Subsidiary or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not count toward the Share Limit; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Board members prior to such acquisition or combination.

Dividend Equivalents. Any dividend equivalents distributed under the Plan in the form of Shares shall be counted against the Share Limit (with each Share that is distributed counting as one Share against the Share Limit). Dividend equivalents will not be paid (or accrue) on unexercised Options or unexercised SARs.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

(a) Stock Option Agreement. Each Award of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan (including without limitation any performance conditions). The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. The Stock Option Agreement shall also specify whether the Option is an ISO and if not specified then the Option shall be an NSO.

(b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 11.

(c) Exercise Price. An Option’s Exercise Price shall be established by the Committee and set forth in a Stock Option Agreement. Except with respect to (i) outstanding stock options being assumed or (ii) Options being granted in exchange for cancellation of options granted by another issuer as provided under Section 6(e) or (iii) an NSO granted with a per share Exercise Price that is less than the per Share Fair Market Value on the date of Award and further provided that the Committee expressly acknowledges in its granting resolutions its awareness that such Option may be subject to the requirements of Code Section 409A, the Exercise Price of an Option shall not be less than 100% of the Fair Market Value (110% for 10-Percent Shareholders in the case of ISOs) of a Share on the date of Award.

(d) Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become vested and/or exercisable. The Stock Option Agreement shall also specify the term of the Option; provided, however that the term of an Option shall in no event exceed ten (10) years from the date of Award. An ISO that is granted to a 10-Percent Shareholder shall have a maximum term of five (5) years. No Option can be exercised after the expiration date specified in the applicable Stock Option Agreement. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, Disability or retirement or other events. A Stock Option Agreement may permit an Optionee to exercise an Option before it is vested (an “early exercise”), subject to the Company’s right of repurchase at the original Exercise Price of any Shares acquired under the unvested portion of the Option which right of repurchase shall lapse at the same rate the Option would have vested had there been no early exercise. In no event shall the Company be required to issue fractional Shares upon the exercise of an Option and the Committee may specify a minimum number of Shares that must be purchased in any one Option exercise.

(e) Modifications or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding stock options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. No modification of an Option shall, without the consent of the Optionee, impair his or her rights or increase his or her obligations under such Option.

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(f) Assignment or Transfer of Options. Except as otherwise provided in the applicable Stock Option Agreement and then only to the extent permitted by applicable law, no Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution. Except as otherwise provided in the applicable Stock Option Agreement, an Option may be exercised during the lifetime of the Optionee only by Optionee or by the guardian or legal representative of the Optionee. Except as otherwise provided in the applicable Stock Option Agreement, no Option or interest therein may be subject to a short position nor may any Option or interest therein be gifted, transferred, assigned, alienated, pledged, hypothecated, attached, sold, or encumbered by the Optionee during his/her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

SECTION 7. PAYMENT FOR OPTION SHARES.

(a) General Rule. The entire Exercise Price of Shares issued upon exercise of Options shall be payable in cash (or check) at the time when such Shares are purchased by the Optionee, except as follows and if so provided for in an applicable Stock Option Agreement:

(i) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Section 7.

(ii) In the case of an NSO granted under the Plan, the Committee may in its discretion, at any time accept payment in any form(s) described in this Section 7.

(b) Surrender of Stock. To the extent that the Committee makes this Section 7(b) applicable to an Option in a Stock Option Agreement, payment for all or any part of the Exercise Price may be made with Shares which have already been owned by the Optionee for such duration as shall be specified by the Committee. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

(c) Cashless Exercise. To the extent that the Committee makes this Section 7(c) applicable to an Option in a Stock Option Agreement, payment for all or a part of the Exercise Price may be made through Cashless Exercise.

(d) Net Exercise. To the extent that the Committee makes this Section 7(d) applicable to an Option in a Stock Option Agreement, payment for all or a part of the Exercise Price may be made through Net Exercise.

(e) Other Forms of Payment. To the extent that the Committee makes this Section 7(e) applicable to an Option in a Stock Option Agreement, payment may be made in any other form that is consistent with applicable laws, regulations and rules and approved by the Committee.

SECTION 8. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

(a) SAR Agreement. Each Award of a SAR under the Plan shall be evidenced by a SAR Agreement between the Participant and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan (including without limitation any performance conditions). A SAR Agreement may provide for a maximum limit on the amount of any payout notwithstanding the Fair Market Value on the date of exercise of the SAR. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Participant’s other compensation.

(b) Number of Shares. Each SAR Agreement shall specify the number of Shares to which the SAR pertains and is subject to adjustment of such number in accordance with Section 11.

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(c) Exercise Price. Each SAR Agreement shall specify the Exercise Price. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding. Except with respect to outstanding stock appreciation rights being assumed or SARs being granted in exchange for cancellation of stock appreciation rights granted by another issuer as provided under Section 8(f), the Exercise Price of a SAR shall not be less than 100% of the Fair Market Value on the date of Award.

(d) Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR which shall not exceed ten (10) years from the date of Award. No SAR can be exercised after the expiration date specified in the applicable SAR Agreement. A SAR Agreement may provide for accelerated exercisability in the event of the Participant’s death, or Disability or other events. SARs may be awarded in combination with Options or other Awards, and such an Award may provide that the SARs will not be exercisable unless the related Options or other Awards are forfeited. A SAR may be included in an ISO only at the time of Award but may be included in an NSO at the time of Award or at any subsequent time, but not later than six (6) months before the expiration of such NSO. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

(e) Exercise of SARs. If, on the date when a SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR may automatically be deemed to be exercised as of such date with respect to such portion to the extent so provided in the applicable SAR agreement. Upon exercise of a SAR, the Participant (or any person having the right to exercise the SAR after Participant’s death) shall receive from the Company (i) Shares, (ii) cash or (iii) any combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price of the Shares.

(f) Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (including stock appreciation rights granted by another issuer) in return for the grant of new SARs for the same or a different number of Shares and at the same or a different Exercise Price. No modification of a SAR shall, without the consent of the Participant, impair his or her rights or increase his or her obligations under such SAR.

(g) Assignment or Transfer of SARs. Except as otherwise provided in the applicable SAR Agreement and then only to the extent permitted by applicable law, no SAR shall be transferable by the Participant other than by will or by the laws of descent and distribution. Except as otherwise provided in the applicable SAR Agreement, a SAR may be exercised during the lifetime of the Participant only by the Participant or by the guardian or legal representative of the Participant. No SAR or interest therein may be transferred, assigned, alienated, pledged, hypothecated, attached, sold, or encumbered by the Participant during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

SECTION 9. TERMS AND CONDITIONS FOR RESTRICTED STOCK GRANTS.

(a) Restricted Stock Grant Agreement. Each Restricted Stock Grant awarded under the Plan shall be evidenced by a Restricted Stock Grant Agreement between the Participant and the Company. Each Restricted Stock Grant shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan (including without limitation any performance conditions). The provisions of the Restricted Stock Grant Agreements entered into under the Plan need not be identical.

(b) Number of Shares and Payment. Each Restricted Stock Grant Agreement shall specify the number of Shares to which the Restricted Stock Grant pertains and is subject to adjustment of such number in accordance with Section 11. Restricted Stock Grants may be issued with or without cash consideration under the Plan.

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(c) Vesting Conditions. Each Restricted Stock Grant may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Grant Agreement. A Restricted Stock Grant Agreement may provide for accelerated vesting in the event of the Participant’s death, or Disability or other events.

(d) Voting and Dividend Rights. The holder of a Restricted Stock Grant (irrespective of whether the Shares subject to the Restricted Stock Grant are vested or unvested) awarded under the Plan shall have the same voting, dividend and other rights as other holders of Common Stock. However, any dividends received on Shares that are unvested (whether such dividends are in the form of cash or Shares) may be subject to the same vesting conditions and restrictions as the Restricted Stock Grant with respect to which the dividends were paid. Such additional Shares issued as dividends that are subject to the Restricted Stock Grant shall not reduce the number of Shares available for issuance under Section 5.

(e) Modification or Assumption of Restricted Stock Grants. Within the limitations of the Plan, the Committee may modify or assume outstanding Restricted Stock Grants or may accept the cancellation of outstanding Restricted Stock Grants (including stock granted by another issuer) in return for the grant of new Restricted Stock Grants for the same or a different number of Shares. No modification of a Restricted Stock Grant shall, without the consent of the Participant, impair his or her rights or increase his or her obligations under such Restricted Stock Grant.

(f) Assignment or Transfer of Restricted Stock Grants. Except as provided in Section 14, or in a Restricted Stock Grant Agreement, or as required by applicable law, a Restricted Stock Grant awarded under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Section 9(f) shall be void. However, this Section 9(f) shall not preclude a Participant from designating a beneficiary pursuant to Section 4(d) nor shall it preclude a transfer of Restricted Stock Grant Awards by will or pursuant to Section 4(d).

SECTION 10. TERMS AND CONDITIONS FOR STOCK UNITS.

(a) Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the Participant and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan (including without limitation any performance conditions). The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the Participant’s other compensation.

(b) Number of Shares and Payment. Each Stock Unit Agreement shall specify the number of Shares to which the Stock Unit Award pertains and is subject to adjustment of such number in accordance with Section 11. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

(c) Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, or Disability or other events.

(d) Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash or Common Stock dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to vesting of the Stock Units, any dividend equivalents accrued on such unvested Stock Units may be subject to the same vesting conditions and restrictions as the Stock Units to which they attach.

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(e) Modification or Assumption of Stock Units. Within the limitations of the Plan, the Committee may modify or assume outstanding Stock Units or may accept the cancellation of outstanding Stock Units (including stock units granted by another issuer) in return for the grant of new Stock Units for the same or a different number of Shares. No modification of a Stock Unit shall, without the consent of the Participant, impair his or her rights or increase his or her obligations under such Stock Unit.

(f) Assignment or Transfer of Stock Units. Except as provided in Section 14, or in a Stock Unit Agreement, or as required by applicable law, Stock Units shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Section 10(f) shall be void. However, this Section 10(f) shall not preclude a Participant from designating a beneficiary pursuant to Section 4(d) nor shall it preclude a transfer of Stock Units pursuant to Section 4(d).

(g) Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Except as otherwise provided in a Stock Unit Agreement or a timely completed deferral election, vested Stock Units shall be settled within thirty (30) days after vesting. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred, in accordance with applicable law, to a later specified date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 11.

(h) Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

SECTION 11. ADJUSTMENTS.

(a) Adjustments. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a stock split, a reverse stock split, a reclassification or other distribution of the Shares without the receipt of consideration by the Company, of or on the Common Stock, a recapitalization, a combination, a spin-off or a similar occurrence, the Committee shall make equitable and proportionate adjustments to:

(i) the Share Limit and ISO Limit specified in Section 5(a);

(ii) the number and kind of securities available for Awards (and which can be issued as ISOs) under Section 5;

(iii) the number and kind of securities covered by each outstanding Award;

(iv) the Exercise Price under each outstanding Option and SAR and Other Equity Award; and

(v) the number and kind of outstanding securities issued under the Plan.

(b) Participant Rights. Except as provided in this Section 11, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class. If by reason of an adjustment pursuant to this Section 11, a Participant’s Award covers additional or different shares of stock or securities, then such additional or different shares and the Award in respect thereof shall be subject to all of the terms, conditions and restrictions which were applicable to the Award and the Shares subject to the Award prior to such adjustment.

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(c) Fractional Shares. Any adjustment of Shares pursuant to this Section 11 shall be rounded down to the nearest whole number of Shares. Under no circumstances shall the Company be required to authorize or issue fractional shares. To the extent permitted by applicable law, no consideration shall be provided as a result of any fractional shares not being issued or authorized.

SECTION 12. EFFECT OF A CHANGE IN CONTROL.

(a) Merger or Reorganization. In the event that there is a Change in Control and/or the Company is a party to a merger or acquisition or reorganization or Change in Control Event or similar transaction, outstanding Awards shall be subject to the merger agreement or other applicable transaction agreement. Such agreement may provide, without limitation, that subject to the consummation of the applicable transaction, for the assumption (or substitution) of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting or for their cancellation with or without consideration, or for the mandatory exercise or conversion of Awards into Shares and/or cash whether by Net Exercise or otherwise, in all cases without the consent of the Participant.

(b) Acceleration of Vesting. In the event that a Change in Control occurs and there is no assumption, substitution or continuation of Awards pursuant to Section 12(a), the Committee in its discretion may provide that some or all Awards shall vest and become exercisable in connection with such Change in Control. For avoidance of doubt, “substitution” includes, without limitation, an Award being replaced by a cash award that provides an equivalent intrinsic value (wherein intrinsic value equals the difference between the market value of a share and any exercise price). The Committee may also in its discretion include in an Award Agreement a requirement that, under certain circumstances, acceleration of vesting (or compensation payable) with respect to such Award shall be reduced (or eliminated) to the extent that such reduction (or elimination) would, after taking into account any other payments in the nature of compensation to which the Participant would have a right to receive from the Company and any other person contingent upon the occurrence of a Change in Control, prevent the occurrence of a “parachute payment” as defined under Code Section 280G.

SECTION 13. LIMITATIONS ON RIGHTS.

(a) Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain in Service as an Employee, Consultant, or Non-Employee Director of the Company, a Parent, a Subsidiary or an Affiliate or to receive any future Awards under the Plan. The Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate the Service of any person at any time, and for any reason, subject to applicable laws, the Company’s Bylaws and Charter and a written employment agreement (if any).

(b) Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Shares or other securities under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Shares or other securities pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Shares or other securities, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

(c) Dissolution. To the extent not previously exercised or settled, all Options, SARs, Stock Units, Cash Awards, Other Equity Awards and unvested Restricted Stock Grants shall terminate immediately prior to the dissolution or liquidation of the Company and shall be forfeited to the Company without consideration (except for repayment of any amounts a Participant had paid to the Company to acquire unvested Shares underlying the forfeited Awards).

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(d) Clawback Policy. The Company may (i) cause the cancellation of any Award, (ii) require reimbursement of any Award by a Participant and (iii) effect any other right of recoupment of equity or other compensation provided under this Plan or otherwise in accordance with Company policies and/or applicable law (each, a “Clawback Policy”). In addition, a Participant may be required to repay to the Company certain previously paid compensation, whether provided under this Plan or an Award Agreement or otherwise, in accordance with the Clawback Policy. By accepting an Award, a Participant is also agreeing to be bound by the Company’s Clawback Policy which may be amended from time to time by the Company in its discretion (including without limitation to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the Participant’s Awards may be unilaterally amended by the Company to the extent needed to comply with the Clawback Policy.

SECTION 14. WITHHOLDING TAXES.

(a) General. A Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with his or her Award. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

(b) Share Withholding. The Committee in its discretion may permit or require a Participant to satisfy all or part of his or her withholding tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired (or by stock attestation). Such Shares shall be valued based on the value of the actual trade or, if there is none, the Fair Market Value as of the previous day. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the SEC. The Committee may also, in its discretion, permit or require a Participant to satisfy withholding tax obligations related to an Award through a sale of Shares underlying the Award or, in the case of Options, through Net Exercise or Cashless Exercise. The number of Shares that are withheld from an Award pursuant to this section may also be limited by the Committee, to the extent necessary, to avoid liability-classification of the Award (or other adverse accounting treatment) under applicable financial accounting rules including without limitation by requiring that no amount may be withheld which is in excess of the applicable maximum statutory withholding rates. The Committee, in its discretion, may permit other forms of payment of applicable tax withholding.

SECTION 15. DURATION AND AMENDMENTS.

(a) Term of the Plan. The Plan, as set forth herein, is effective on the Adoption Date. The Plan shall terminate on the day before the tenth (10th) anniversary of the Adoption Date and may be terminated on any earlier date pursuant to this Section 15. This Plan will not in any way affect outstanding awards that were issued under any other Company equity compensation plans.

(b) Right to Amend or Terminate the Plan. The Board may amend or terminate the Plan at any time and for any reason. No Awards shall be granted under the Plan after the Plan’s termination. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules. In addition, no such amendment or termination (or amendment of an executed Award Agreement) shall be made which would materially impair the rights of any Participant, without such Participant’s written consent, under any then-outstanding Award. In the event of any conflict in terms between the Plan and any Award Agreement, the terms of the Plan shall prevail and govern.

SECTION 16. EXECUTION.

To record the adoption of the Plan by the Board, the Company has caused its duly authorized Officer to execute this Plan on behalf of the Company.

VERUS INTERNATIONAL, INC.

By:
Name:	Anshu Bhatnagar
Title:	Chief Executive Officer

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